Exhibit 10.11.1

CATALYTIC CAPITAL INVESTMENT CORPORATION

AMENDMENT NO. 1 TO THE

PRIVATE PLACEMENT PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO THE PRIVATE PLACEMENT PURCHASE AGREEMENT (the “Amendment”) is made as of April 20, 2006 between CATALYTIC CAPITAL INVESTMENT CORPORATION, a Delaware corporation (the “Company”), and the Purchasers set forth on the signature pages hereto.

WHEREAS, the Company and the Purchasers are parties to the Private Placement Purchase Agreement, dated as of March 22, 2006 (the “Purchase Agreement”).

WHEREAS, the Purchasers have agreed to amend the Purchase Agreement to update the Schedule of Purchasers attached as Exhibit A thereto.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Exhibit A to the Purchase Agreement is amended and restated in its entirety as attached hereto as Schedule A.

2.	This Amendment may be executed in counterparts and which together shall constitute one instrument.

3.	The Purchase Agreement as modified herein shall remain in full force and effect as so modified.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

CATALYTIC CAPITAL INVESTMENT
CORPORATION, a Delaware Corporation

By:	/s/ Matthew G. Pillar
Name:	Matthew G. Pillar	/s/ Russell I. Pillar
Title:	Chief Financial Officer	Russell I. Pillar

/s/ Matthew G. Pillar
Matthew G. Pillar

/s/ Jeffrey D. Goldstein
Jeffrey D. Goldstein

/s/ Jonathan P. May
Jonathan P. May

SCHEDULE A

EXHIBIT A

SCHEDULE OF PURCHASERS

NAME	PLACEMENT UNITS	UNIT PURCHASE PRICE	PLACEMENT WARRANTS	WARRANT PURCHASE PRICE	AGGREGATE PURCHASE PRICE
Russell I. Pillar	39,583	$316,664.00	204,302	$316,668.10	$633,332.10
Matthew G. Pillar	39,584	$316,672.00	204,301	$316,666.55	$633,338.55
Jeffrey D. Goldstein	6,250	$50,000.00	32,259	$50,001.45	$100,001.45
Jonathan P. May	39,583	$316,664.00	204,302	$316,668.10	$633,332.10
TOTAL:	125,000	$1,000,000.00	645,164	$1,000,004.20	$2,000,004.20